Exhibit 99.2

CENTURY CASINOS FINANCIAL RESULTS Q1 2022

Forward-Looking Statements, Business Environment& Risk Factors CENTURY CASINOS This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”, “we”, “us”, “our”) may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made. Forward-looking statements in this presentation include statements regarding the hotel and casino projects in Missouri,  future results of operations, including statements about operating margins, the impact of the current coronavirus (COVID-19) pandemic, estimates of the financial impact of COVID-19, the adequacy of cash flows from operations and available cash to meet our future liquidity needs, particularly if we cannot operate our casinos due to COVID-19 or their operations are restricted, operating efficiencies, synergies and operational performance, the prospects for and timing and costs of new projects, projects in development and other opportunities, the Goldman Credit Agreement (as defined herein) and obligations under our Master Lease (as defined herein) and the ability to repay debt and other obligations, investments in joint ventures, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, certain plans, expectations, goals, projections, and statements about the benefits of the Acquisition (as defined herein), the possibility that the OpCo Acquisition (as defined herein) does not close when expected or at all because regulatory or other conditions to closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Acquisition; the possibility that the anticipated benefits of the Acquisition are not realized when expected or at all and plans for our casinos and our Company. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) and our subsequent periodic and current reports filed with the SEC. We caution the reader to carefully consider such factors. Furthermore, such forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. 1

Notes on Presentation CENTURY CASINOS In this presentation the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars and the term “PLN” refers to Polish zloty. Adjusted EBITDA, Adjusted EBITDA margin and Net Debt are non-GAAP financial measures. See Appendix for the definition and reconciliation of Adjusted EBITDA, Adjusted EBITDA margin and Net Debt. Amounts presented are rounded. As such, rounding differences could occur in period-over-period changes and percentages reported throughout this presentation. The names of the Company’s subsidiaries and certain operating segments are abbreviated on certain of the following slides. See Appendix for a list of the subsidiaries and their abbreviations. 2

New Developments CENTURY CASINOS COVID-19 UPDATE The COVID-19 pandemic impacted the Company’s results of operations in the first half of 2021 because of closures at the Company’s Canada and Poland properties during this period. The Company’s casinos have varied their operations based on the governmental health and safety requirements in the jurisdictions in which they are located. Currently the Company’s operations have no health and safety requirements for entry and few other COVID-19 related restrictions. The duration and ultimate impact of the COVID-19 pandemic otherwise remains uncertain. NUGGET CASINO RESORT ACQUISITION AND FINANCING On April 1, 2022, the Company purchased 50% of the membership interest in Smooth Bourbon, LLC (“PropCo”) for approximately $95.0 million (the “PropCo Acquisition”). Pursuant to a definitive agreement and subject to approval from the Nevada Gaming Commission, the Company will purchase 100% of the membership interests in Nugget Sparks, LLC (“OpCo”) for $100.0 million (subject to certain adjustments) (the “OpCo Acquisition” and together with the PropCo Acquisition, the “Acquisition”). The OpCo Acquisition is expected to occur within one year. OpCo owns and operates the Nugget Casino Resort in Sparks, Nevada and PropCo owns the real property on which the casino is located and leases the real property to OpCo for an annual rent of $15.0 million. On April 1, 2022, the Company also entered into a Credit Agreement with Goldman Sachs Bank USA (the “Goldman Credit Agreement”). The Goldman Credit Agreement provides for a $350.0 million term loan (the “Term Loan”) and a $30.0 million revolving credit facility (the “Revolving Facility”). The Company drew $350.0 million under the Term Loan and used the proceeds as well as approximately $29.3 million of cash on hand to fund the PropCo acquisition, to repay approximately $166.2 million outstanding under the Company’s credit agreement with Macquarie (“Macquarie Credit Agreement”), to fund an escrow fund that will be used to purchase OpCo, and for related fees and expenses. The Goldman Credit Agreement replaces the Macquarie Credit Agreement. The Company did not draw on the Revolving Facility on the closing date of the PropCo acquisition. 3

CENTURY CASINOS FINANCIAL RESULTS

Net Operating Revenue Q1 2022 by Reportable Segment and Operating Segment(1) (in USD) CENTURY CASINOS Canada 16% United States 63% Poland 21% Edmonton 11% Calgary 5% Colorado 10% West Virginia 25% Missouri 28% Poland 21% 1. Excludes the Corporate and Other Reportable Segment. 5

Earnings from Operations Q1 2022 by Reportable Segment and Operating Segment (1) (in USD) CENTURY CASINOS Canada 3% United States 86% Poland 11% Edmonton 5% Calgary -2% Colorado 15% West Virginia 14% Missouri 57% Poland 11% 1. Excludes the Corporate and Other Reportable Segment. 6

Net Earnings (Loss) Attributable to Century Casinos, Inc. Shareholders Q1 2022 by Reportable Segment and Operating Segment (1) (in USD) CENTURY CASINOS Canada -7% United States 96% Poland 11% Edmonton 5% Calgary -12% Colorado 32% West Virginia 6% Missouri 58% Poland 11% 1. Excludes the Corporate and Other Reportable Segment. 7

Adjusted EBITDA (1) Q1 2022 by Reportable Segment and Operating Segment (2) (in USD) CENTURY CASINOS Canada 15% United States 75% Poland 10% Edmonton 7% Calgary 8% Colorado 12% West Virginia 16% Missouri 47% Poland 10% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 2. Excludes the Corporate and Other Reportable Segment. 8

Diversified Gaming Company with Focus on Local and Regional Markets CENTURY CASINOS CENTURY CASINOS Nugget CENTURY CASINOS # of Properties 17 Properties (1) 1 Property 18 Properties # of Slot Machines 6,291 859 7,150 # of Table Games 235 29 264 # of Hotel Rooms 430 1,382 1,812 Q1 2022 Geographic Concentration by Reportable Segment Adjusted EBITDA(2) Poland 10% United States 75% Canada 15% United States 100% Poland 8% United States 79% Canada 13% 1. Property information excludes Corporate and Other segment. 2. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 9

Net Operating Revenue per Quarter In USD (in millions) CENTURY CASINOS 140 120 100 80 60 40 20 0 Q1 40.6 45.6 87.7 72.4 103.1 Q2 39.6 52.4 36.1 92.2 Q3 43.6 52.9 95.7 116.6 Q4 45.1 67.2 84.8 107.3 2018 2019 2020 2021 2022 10

Balance Sheet Selected information in USD CENTURY CASINOS In millions (except BVPS) March 31, 2022 December 31, 2021 Change Total Assets 704.4 703.4 – Total Debt, net of Deferred Financing Costs (1) 181.0 181.5 – Book Value per Share(2) 4.85 4.78 1% Net Debt(3) 71.1 81.4 As of April 1, 2022, after giving effect to the Goldman Credit Agreement and repayment of the Macquarie Credit Agreement, the Company had $372.1 million in outstanding debt compared to $189.2 million in outstanding debt at December 31, 2021. The outstanding debt as of April 1, 2022 included $350.0 million related to the Term Loan under the Goldman Credit Agreement (of which $100.0 million is in escrow to fund the OpCo Acquisition), $0.2 million of bank debt related to CPL, $6.4 million of bank debt related to CRM, and $15.6 million related to a long-term land lease for CDR. The Company also has a $282.2 million long-term financing obligation under its triple net master lease (“Master Lease”). 1. Deferred financing costs were $7.3 million and $7.7 million as of March 31, 2022 and December 31, 2021, respectively. 2. Book value per share is defined as total Century Casinos, Inc. shareholders equity divided by outstanding common shares. 3. Net Debt is calculated as long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is a non-GAAP financial measure. See Appendix. 11

Income Statement Selected information in USD CENTURY CASINOS in millions Q1 2022 Q1 2021 Change Net Operating Revenue 103.1 72.4 42% Earnings from Operations 13.0 8.2 58% Net Earnings (Loss) Attributable to Century Casinos, Inc. Shareholders 0.2 (1.4) 115% Adjusted EBITDA(1) 23.8 14.7 62% Basic and Diluted Earnings (Loss) per Share 0.01 (0.05) 120% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 12

Debt and Net Debt to Adjusted EBITDA (1) As of April 1, 2022(2) and for the years ended December 31, 2014-2021 (in USD) CENTURY CASINOS 9.0 8.0 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 -1.0 -2.0 2014 3.0x 1.1x 2015 1.6x 0.3x 2016 2.2x 0.7x 2017 2.2x -0.7x 2018 2.5x 0.6x 2019 6.8x 5.1x 2020 7.9x 5.6x 2021 2.5x 1.1x 2022 4.6x 3.5x Debt to Adjusted EBITDA Net Debt to Adjusted EBITDA 1. Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less cash payments on the Master Lease by the principal amount of outstanding debt. Net Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less cash payments on the Master Lease by Net Debt. Adjusted EBITDA and Net Debt are non-GAAP financial measures. See Appendix for the definition and reconciliation of Adjusted EBITDA and Net Debt. 2. Debt and Net Debt to Adjusted EBITDA are presented as of April 1, 2022 after giving effect to the Goldman Credit Agreement and PropCo Acquisition. 13

United States Highlights Selected information in USD CENTURY CASINOS in millions Q1 2022 Q1 2021 Change Net Operating Revenue 65.2 64.4 1% Operating Costs and Expenses 49.7 46.8 6% Earnings from Operations 15.5 17.5 (11%) Net Earnings Attributable to Century Casinos, Inc. Shareholders 8.5 10.6 (20%) Adjusted EBITDA(1) 20.3 22.1 (8%) Adjusted EBITDA Margin(1) 31% 34% 1. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. 14

Colorado Highlights Selected information in USD, in millions CENTURY CASINOS Key Stats(1) Central City Casino Sq. Footage 22,640 Slot Machines 441 Tables 8 Hotel Rooms 26 Cripple Creek Casino Sq. Footage 19,610 Slot Machines 385 Tables 6 Hotel Rooms 21 Net Operating Revenue 14.0 12.0 10.0 8.0 6.0 4.0 2.0 0.0 Q1 6.7 9.4 10.3 Q2 2.0 12.1 Q3 10.4 12.5 Q4 9.5 11.3 2020 2021 2022 Adjusted EBITDA (2) 6.0 5.0 4.0 3.0 2.0 1.0 0.0 Q1 0.8 3.1 3.3 Q2 0.3 4.8 Q3 4.8 5.0 Q4 3.4 3.9 2020 2021 2022 1. As of March 31, 2022. 2. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 15

Missouri Highlights Selected information in USD, in millions CENTURY CASINOS Key Stats(1) Cape Girardeau Casino Sq. Footage 41,530 Slot Machines 848 Tables 23 Hotel Rooms N/A Caruthersville Casino Sq. Footage 21,000 Slot Machines 526 Tables 9 Hotel Rooms N/A Net Operating Revenue 40.0 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 Q1 21.6 31.0 28.7 Q2 9.6 34.1 Q3 23.9 29.7 Q4 24.5 28.3 2020 2021 2022 Adjusted EBITDA (2) 20.0 15.0 10.0 5.0 0.0 Q1 6.1 15.4 12.8 Q2 2.3 17.2 Q3 9.7 13.4 Q4 10.4 12.8 2020 2021 2022 1. As of March 31, 2022. 2. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 16

West Virginia Highlights Selected information in USD, in millions CENTURY CASINOS Key Stats(1) Mountaineer Casino Sq. Footage 72,380 Slot Machines 1,104 Tables 35 Hotel Rooms 357 Net Operating Revenue 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 Q1 25.1 23.9 26.3 Q2 12.2 30.6 Q3 28.4 31.7 Q4 24.5 28.7 2020 2021 2022 Adjusted EBITDA (2) 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 -1.0 Q1 1.8 3.6 4.3 Q2 (0.5) 6.2 Q3 4.8 5.9 Q4 3.3 4.5 2020 2021 2022 1. As of March 31, 2022. 2. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 17

Canada Highlights Selected information in CAD CENTURY CASINOS in millions Q1 2022 Q1 2021 Change Net Operating Revenue 20.3 2.5 698% Operating Costs and Expenses 19.5 7.4 165% Earnings (Loss) from Operations 0.8 (4.8) 116% Net Earnings (Loss) Attributable to Century Casinos, Inc. Shareholders 0.2 (3.3) 107% Adjusted EBITDA(1) 5.1 (3.2) 261% Adjusted EBITDA Margin(1) 25% (124%) 1. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. 18

Edmonton Highlights Selected information in CAD, in millions CENTURY CASINOS Key Stats(1) Edmonton Casino Sq. Footage 32,960 Slot / VLT Machines(2) 840 Tables 23 Hotel Rooms 26 St. Albert Casino Sq. Footage 12,970 Slot / VLT Machines 428 Tables 10 Century Mile Casino Sq. Footage 19,480 Slot / VLT Machines 594 Net Operating Revenue 20.0 18.0 16.0 14.0 12.0 10.0 8.0 6.0 4.0 2.0 0.0 Q1 13.1 1.3 13.6 Q2 3.9 5.1 Q3 13.5 17.8 Q4 10.2 13.5 2020 2021 2022 Adjusted EBITDA (3) 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 -1.0 -2.0 -3.0 Q1 1.4 (2.4) 2.4 Q2 (0.2) 0.3 Q3 3.2 5.7 Q4 2.5 1.8 2020 2021 2022 1. As of March 31, 2022. 2. VLT is defined as Video Lottery Terminal. 3. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 19

Calgary Highlights (1) Selected information in CAD, in millions CENTURY CASINOS Key Stats(2) Century Downs Casino Sq. Footage 25,500 Slot / VLT Machines 673 Net Operating Revenue 10.0 9.0 8.0 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 Q1 8.5 1.2 6.7 Q2 2.6 3.1 Q3 8.6 9.1 Q4 6.4 7.1 2020 2021 2022 Adjusted EBITDA (3) 5.0 4.0 3.0 2.0 1.0 0.0 -1.0 Q1 2.5 (0.7) 2.7 Q2 0.0 0.5 Q3 2.7 4.3 Q4 2.8 2.5 2020 2021 2022 1. Included the casino operations of Century Casino Calgary through December 2020 and the operations of Century Sports through February 2022. 2. As of March 31, 2022. 3. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 20

Poland Highlights Selected information in PLN CENTURY CASINOS in millions Q1 2022 Q1 2021 Change Net Operating Revenue 90.2 22.4 303% Operating Costs and Expenses 81.9 35.0 134% Earnings (Loss) from Operations 8.3 (12.6) 165% Net Earnings (Loss) Attributable to Century Casinos, Inc. Shareholders 4.2 (6.9) 162% Adjusted EBITDA(1) 11.1 (9.6) 215% Adjusted EBITDA Margin(1) 12% (43%) 1. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. 21

Poland Highlights Selected information in PLN, in millions CENTURY CASINOS Key Stats(1) Casinos Poland Casino Sq. Footage 85,560 Slot Machines 526 Tables 121 # of Casinos 8 Net Operating Revenue 100.0 90.0 80.0 70.0 60.0 50.0 40.0 30.0 20.0 10.0 0.0 Q1 66.6 22.4 90.2 Q2 29.6 32.5 Q3 62.1 81.9 Q4 51.0 90.7 2020 2021 2022 Adjusted EBITDA (2) 15.0 10.0 5.0 0.0 -5.0 -10.0 -15.0 Q1 4.1 (9.6) 11.1 Q2 (6.3) (4.0) Q3 3.8 11.6 Q4 (0.9) 13.0 2020 2021 2022 1. As of March 31, 2022. 2. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 22

Corporate and Other Highlights Selected information in USD CENTURY CASINOS in millions Q1 2022 Q1 2021 Change Net Operating Revenue 0.0 0.1 (74%) Operating Costs and Expenses 5.1 2.2 128% Loss from Operations (5.0) (2.1) (140%) Net Loss Attributable to Century Casinos, Inc. Shareholders (8.5) (6.7) (28%) Adjusted EBITDA(1) (3.1) (2.3) (34%) The Corporate and Other reportable segment includes Cruise Ships & Other and Corporate Other reporting units. As of March 31, 2022, we had a concession agreement to operate two ship-based casinos under which we operated one ship-based casino through April 2022 and will operate the other through the second quarter of 2023. Expenses incurred by Corporate Other consist primarily of legal and accounting fees, corporate travel expenses, corporate payroll, amortization of stock-based compensation and other expenses not directly related to any of our individual properties.  1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 23

CENTURY CASINOS PROJECTS

Nugget Casino Resort Property Overview CENTURY CASINOS Key Highlights • The newly remodeled Nugget Casino is conveniently located on route I-80 with easy access from the airport. • The full-service resort boasts a large gaming floor, two hotel towers, a convention space, outdoor amphitheater, and a wide variety of casual and fine dining options in addition to several on-site bars and lounges. • Reno/Sparks is a top 15 gaming market in the U.S. • This location has the 2nd largest hotel conference center in Reno in addition to a recently built state-of-the-art 8,555-seat outdoor venue.  • The Reno-Tahoe airport is undergoing a $1.6 billion master expansion plan with recent non-stop service added to NYC, Houston and Austin. Property Stats Owned Land Acreage 29 Casino Sq. Ft. 50,200 Recent Renovation $90+ million Slots 859 Full-time Equivalent Employees 576 Table Games 29 Rooms 1,382 Restaurants 7 Convention Space Sq. Ft. 110,000 Amphitheater Seats 8,555 Q1 2022 Revenue $21 million Q1 2022 Adjusted EBTIDA (Margin) (1) $5 million (23%) Source: American Gaming Association “State of the States 2021” 1. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. 25

Strategic Rationale and Investment Highlights The Nugget Reno Offers Immediate Synergies to a Growing Century Platform CENTURY CASINOS Expand Century’s US Footprint and Enter Fast Growing Reno Market • Offers Century an entry into the state of Nevada and a high profile, top 15 US gaming market(1) that has a revitalized and growing economic base • Ideally positioned to benefit from economic growth of the Reno-Sparks area, fueled by a favorable business environment that attracts leading technology and manufacturing companies including Google, Tesla, Switch, Amazon and Apple • Established database of over 80,000 customers that draws locals and tourists to the property Newly Remodeled, Turnkey Casino Resort • Prior owners invested over $90mm since 2016 on renovations including: —Fully remodeled casino with replacement of table games, other equipment and furniture —Redesigned hotel rooms with Modern Sierra theme throughout hotel and towers —Significant upgrades of equipment in all kitchens —110,000 sq.ft. of remodeled convention space —Brand new state-of-the-art 8,555-seat outdoor concert venue to feature top names Inherent Value of Real Estate with Room to Grow • Ownership stake in the property diversifies Century’s portfolio of owned and operated casino properties • Property is on 29 acres of owned land with room for expansion, including a grandfathered license to build an additional non-hotel casino Strong Historical Performance Despite Multi-Year Diruption • The Nugget has a strong track record of profitable growth despite multi-year renovations • Management made a number of key operating improvements despite contending with renovation disruption since 2016 that periodically limited capacity in different parts of the casino resort —Creation of a robust customer loyalty program and expansion of the customer database —Implementation of creative marketing events including shows, concerts and cook-offs • 2017-2021 revenue and Adjusted EBITDA(2) CAGRs of 4.5% and 18.3%,respectively 1. According to the American Gaming Association “State of the States 2021”. 2. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA 26

Century is Well-Positioned for the Next Stage of Growth CENTURY CASINOS Century’s operating expertise has provided opportunities to make small yet meaningful changes that have long-term impact. Recently Completed or in-Process Organic Growth Projects • Truing Up mobile app to enhance customer experience, build loyalty, streamline process and reinforce operation efficiency. • Partnerships with established iGaming and sports betting operators. —Contracts include a minimum guaranteed amount and a revenue share above a set level. • Introduction of player loyalty app and web portal across all U.S. properties. • In West Virginia, multi-year slot floor upgrade to include adding electronic table games, investing in 200 new slot machines, modernization of the casino floor as well as updating hotel amenities, exterior and food venues. —Already completed renovations include improvements to Mountaineer’s slot floor, notably a new VIP area, upgrades to center bar and updating floor layout, upgrades to the sports betting area and relocation of casino smoking section. Key Partnerships and Vendors Rush Street Interactive bet365 tipico VICI Circa SPORTS CAESARS SPORTSBOOK BY William HILL SG SCIENTIFIC GAMES 27

Century is Well-Positioned for the Next Stage of Growth Missouri Projects CENTURY CASINOS Caruthersville • Century recently purchased the neighboring two-story hotel. - The new Century hotel will be the only hotel in downtown Caruthersville. • The project is scheduled to open in mid-2022 and is expected to cost $3.6 million. - $1.3 million has been spent to date. • Century is planning to renovate the existing casino • Caruthersville is currently the only floating casino in Missouri and has the opportunity to move to a non-floating facility per recent changes to Missouri law. • This project is scheduled to open to the public in 2024 and is expected to cost $47.0 million - $1.1 million has been spent to date. Cape Girardeau •  Century has announced plans to build a hotel at Cape Girardeau. • Located in the heart of downtown Cape Girardeau, the hotel will be connected to the existing Century casino • The new project is scheduled to open to the public in 2023 and is expected to cost $26.0 million. —$0.6 million has been spent to date. Caruthersville Two-Story Hotel Rendering Caruthersville Non-Floating Facility Rendering Cape Girardeau Hotel Rendering 28

CENTURY CASINOS APPENDIX

Appendix Abbreviations of Century Casinos, Inc. Subsidiaries and Certain Reporting Units CENTURY CASINOS Abbreviation Century Casino & Hotel –Central City CTL or Central City Century Casino & Hotel –Cripple Creek CRC or Cripple Creek Mountaineer Casino, Racetrack & Resort MTR or Mountaineer Century Casino Cape Girardeau CCG or Cape Girardeau Century Casino Caruthersville CCV or Caruthersville Century Casino & Hotel –Edmonton CRA or Edmonton Century Casino St. Albert CSA or St. Albert Century Downs Racetrack and Casino CDR or Century Downs Century Mile Racetrack and Casino CMR or Century Mile Casinos Poland CPL Century Resorts Management GmbH CRM Cruise Ships & Other Ships & Other Corporate Other N/A 30

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company supplements its consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis. •  Adjusted EBITDA •  Adjusted EBITDA margin •  Net Debt •  Adjusted EBITDA less Cash Rent on Master Lease Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance. The adjustments made to GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP financial measures. 31

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation and amortization, non-controlling interests net earnings (loss) and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions, cost recovery income and other, gain on business combination and certain other one-time transactions. Expense related to the Master Lease for the Company’s acquired casinos in Missouri and West Virginia and CDR land lease is included in the interest expense (income), net line item. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) attributable to Century Casinos, Inc. shareholders and Adjusted EBITDA reported for each segment. Non-cash stock-based compensation expense is presented under Corporate and Other as the expense is not allocated to reportable segments when reviewed by the Company’s chief operating decision makers. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under GAAP. Adjusted EBITDA is not considered a measure of performance recognized under GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above-mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations. 32

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company defines Net Debt as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is not considered a liquidity measure recognized under GAAP. Management believes that Net Debt is a valuable measure of our overall financial situation. Net Debt provides investors with an indication of our ability to pay off all of our long-term debt if it became due simultaneously. Adjusted EBITDA less Cash Rent on Master Lease is calculated by deducting the cash payments related to the Company’s Master Lease from Adjusted EBITDA to calculate the debt and Net Debt to Adjusted EBITDA ratios. The Company does not recognize rent expense related to these leased assets; instead, a portion of the periodic payment under the Master Lease is recognized as interest expense with the remainder of the payment reducing the failed sale-leaseback financing obligation using the effective interest method. Management believes that deducting cash payments related to its Master Lease from Adjusted EBITDA provides investors with an indication of the length of time it would take the Company to repay its long-term debt. 33

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Century Casinos, Inc. For the three months ended March 31, in USD, in thousands 2022 2021 Net Operating Revenue $103,103 $72,415 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 218 (1,419) Interest expense (income), net 10,794 10,522 Income taxes 1,435 99 Depreciation and amortization 6,795 6,643 Net earnings (loss) attributable to non-controlling interests 2,491 (484) Non-cash stock-based compensation 673 259 Gain (loss) on foreign currency transactions, cost recovery income and other 249 (981) Loss on disposition of fixed assets 37 105 Acquisition costs 1,132 Adjusted EBITDA $23,824 $14,744 34

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS United States For the three months ended March 31, 2022 in USD, in thousands Colorado West Virginia Missouri Total United States Net Operating Revenue $10,328 $26,262 $28,658 $65,248 Net income attributable to Century Casinos, Inc. shareholders 2,793 511 5,217 8,521 Interest expense (income), net (1) 2,071 4,937 7,007 Depreciation and amortization 467 1,687 2,614 4,768 Loss on disposition of fixed assets 1 18 - 19 Adjusted EBITDA $3,260 $4,287 $12,768 $20,315 Adjusted EBITDA Margin 32% 16% 45% 31% For the three months ended March 31, 2021 in USD, in thousands Colorado West Virginia Missouri Total United States Net Operating Revenue $9,430 $23,941 $31,000 $64,371 Net income (loss) attributable to Century Casinos, Inc. shareholders 2,678 (25) 7,941 10,594 Interest expense (income), net – 2,049 4,886 6,935 Depreciation and amortization 454 1,565 2,506 4,525 Loss on disposition of fixed assets - - 73 73 Adjusted EBITDA $3,132 $3,589 $15,406 $22,127 Adjusted EBITDA Margin 33% 15% 50% 34% 35

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Canada For the three months ended March 31, 2022 in CAD, in thousands Edmonton Calgary Total Canada Net Operating Revenue $13,600 $6,670 $20,270 Net income (loss) attributable to Century Casinos, Inc. shareholder 1,618 (1,403) 215 Interest expense (income), net 7 712 719 Income tax expense 634 151 785 Depreciation and amortization 1,192 361 1,553 Non-controlling interests – 2,567 2,567 (Gain) loss on foreign currency transactions, cost recovery income and other (1,075) 277 (798) Loss on disposition of fixed assets 1 18 19 Adjusted EBITDA $2,377 $2,683 $5,060 Adjusted EBITDA Margin 18% 40% 25% For the three months ended March 31, 2021 in CAD, in thousands Edmonton Calgary Total Canada Net Operating Revenue $1,326 $1,214 $2,540 Net loss attributable to Century Casinos, Inc. shareholder (2,364) (924) (3,288) Interest expense (income), net 1 388 389 Income tax benefit (100) (419) (519) Depreciation and amortization 1,173 374 1,547 Non-controlling interests – (282) (282) (Gain) loss on foreign currency transactions, cost recovery income and other (1,132) 94 (1,038) Loss on disposition of fixed assets 4 37 1 Adjusted EBITDA ($2,418) ($732) ($3,150) Adjusted EBITDA Margin -182% -60% -124% 36

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Poland For the three months ended March 31, in PLN, in thousands 2022 2021 Net Operating Revenue PLN 90,166 PLN 22,354 Net income (loss) attributable to Century Casinos, Inc. shareholders 4,233 (6,872) Interest (income) expense, net (52) 13 Income taxes (benefit) 2,323 (2,281) Depreciation and amortization 2,799 2,990 Non-controlling interests 2,118 (3,435) Gain on foreign currency and other (365) (60) Loss on disposition of fixed assets 14 – Adjusted EBITDA PLN 11,070 PLN (9,645) Adjusted EBITDA Margin 12% -43% 37

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA Reconciliation of Adjusted EBITDA CENTURY CASINOS Corporate and Other For the three months ended March 31, in USD, in thousands 2022 2021 Net Operating Revenue $32 $123 Net loss attributable to Century Casinos, Inc. shareholders (8,531) (6,666) Interest expense (income), net 3,233 3,276 Income taxes 255 1,114 Depreciation and amortization 121 103 Non-cash stock-based compensation 673 259 Gain on foreign currency transactions and other (12) (417) Acquisition costs 1,132 - Adjusted EBITDA $(3,129) $(2,331) 38

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Nugget Casino Resort For the three months ended March 31, in USD, in thousands 2022 Net Operating Revenue $20,639 Net income 688 Interest expense (income), net 190 Depreciation and amortization 3,530 Management fees 250 Rent expense 78 Adjusted EBITDA $4,736 Adjusted EBITDA Margin 23% 39

Appendix Non-GAAP Financial Measures –Reconciliation of Adjusted EBITDA and Adjusted EBITDA less Cash Payments on Master Lease Financing Obligation (in thousands) CENTURY CASINOS in USD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Trailing 12-Month March 31, 2022 Trailing 12-Month December 31, 2021 Net earnings attributable to Century Casinos, Inc. shareholders $6,855 $11,226 $3,960 $218 $22,259 $20,622 Interest expense (income), net 10,687 10,620 10,829 10,794 42,930 42,658 Income taxes 1,120 2,593 2,559 1,435 7,707 6,371 Depreciation and amortization 6,633 6,784 6,702 6,795 26,914 26,762 Non-controlling interests (583) 1,153 1,070 2,491 4,131 1,156 Non-cash stock-based compensation 323 986 1,084 673 3,066 2,652 Loss (gain) on foreign currency transactions, cost recovery income and other 33 (313) (1,425) 249 (1,456) (2,686) Loss on disposition of fixed assets 170 7 109 37 323 391 Acquisition costs - - - 1,132 1,132 - Adjusted EBITDA $25,238 $33,056 $24,888 $23,824 $107,006 $97,926 Cash payments on Master Lease (6,313) (6,313) (8,437) (4,250) (25,313) (25,271) Adjusted EBITDA less cash payments on Master Lease $18,925 $26,743 $16,451 $19,574 $81,693 $72,655 40

Appendix Non-GAAP Financial Measures – Reconciliation of Net Debt CENTURY CASINOS Amounts in thousands March 31, 2022 Effects of Goldman Credit Agreement and PropCo Acquisition April 1 2022(1) December 31, 2021 Total long-term debt, including current portion $180,995 $191,129 $372,124 $181,484 Deferred financing costs 7,304 (7,304) – 7,695 Total principal $188,299 $183,825 $372,124 $189,179 Less: Cash and cash equivalents(2) $117,217 $(29,321) $87,896 $107,821 Net Debt $71,082 $213,146 $284,228 $81,358 1. Deferred financing costs were not estimated as of April 1, 2022. 2. Cash and cash equivalents as of April 1, 2022 does not include $100.0 million deposited in escrow for the OpCo Acquisition. 41